EXHIBIT (n)(4)

Schedule C

AMENDED AND RESTATED

MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS

 (12b-1 Distribution and/or Service Fees)

(as a % of average daily net assets)

January 31, 2013

	A	B	C	I	Advisers	R1	S
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	0.30	1.00	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	N/A	1.00	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Focused Growth Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Global Natural Resources Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater China Growth Fund	0.30	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Emerging Markets Equity Fund	0.25	N/A	N/A	N/A
Eaton Vance Hexavest Global Equity Fund	0.25	N/A	N/A	N/A
Eaton Vance Hexavest International Equity Fund	0.25	N/A	N/A	N/A
Eaton Vance Hexavest U.S. Equity Fund	0.25	N/A	N/A	N/A
Eaton Vance Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein All Asset Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Equity Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A

Eaton Vance Investment Trust (2)
Eaton Vance AMT-Free Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance New York Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

Eaton Vance Managed Income Term Trust
2019 Municipals	0.25	N/A	N/A	N/A	N/A	N/A	N/A
2029 Municipals	0.25	N/A	N/A	N/A	N/A	N/A	N/A
2019 Investment Grade Corporates	0.25	N/A	N/A	N/A	N/A	N/A	N/A
2019 Investment Grade Non-Financial Corporates	0.25	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust (3)
Eaton Vance Alabama Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Arizona Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Arkansas Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance California Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Kentucky Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A

	A	B	C	I	Advisers	R1	S
Eaton Vance Municipals Trust cont’d (3)
Eaton Vance Minnesota Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Municipal Opportunities Fund	0.25	N/A	N/A	N/A
Eaton Vance National Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance New York Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tennessee Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust II (3)
Eaton Vance High Yield Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Horizon Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Build America Bond Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Diversified Currency Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	0.30	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.60	0.75	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
Eaton Vance Global Dividend Income Fund	0.25	N/A	1.00	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Advantage Fund	0.30	N/A	1.00	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Fund	0.30	N/A	1.00	N/A	N/A	0.75	N/A
Eaton Vance Government Obligations Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance High Income Opportunities Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Core Research Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Low Duration Government Income Fund	0.25	1.00	0.85	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy Absolute Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy All Market Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Parametric Structured Absolute Return Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Parametric Structured Commodity Strategy Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Parametric Structured Currency Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Parametric Structured Emerging Markets Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Parametric Structured International Equity Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Strategic Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Dividend Income Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	1.00	1.00	N/A	N/A	N/A	0.25 (5)
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed International Equity Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

C-2

	A	B	C	I	Advisers	R1	S
Eaton Vance Mutual Funds Trust cont’d
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance U.S. Government Money Market Fund(4)	N/A	1.00	1.00	N/A	N/A	N/A	N/A
Parametric Global Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Bond Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Commodity Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Dividend Builder Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Greater India Fund	0.30	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Investment Grade Income Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Large-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Parametric Option Absolute Return Strategy Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Real Estate Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Risk-Managed Equity Option Fund	0.25	N/A	1.00	N/A	N/A	N/A	N/A
Eaton Vance Short Term Real Return Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund	0.25	1.00	1.00	N/A	N/A	0.75	N/A
Eaton Vance Small-Cap Value Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
Eaton Vance Special Equities Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

(1)

Class R shares may make distribution fee payments of 0.50%.  The Fund’s Board of Trustees has authorized distribution fees equal to 0.25%.

(2)

The Funds’ Board of Trustees has authorized payment of service fees for all share classes equal to 0.15%.

(3)

The Funds’ (except the Eaton Vance National, High Yield and California Municipal Income Funds) Board of Trustees has authorized payment of service fees for all share classes equal to 0.20%.

(4)

Eaton Vance U.S. Government Money Market Fund shares may pay distribution fees of 0.75% and service fees of 0.25%.  The Fund’s Board of Trustees has authorized service fees for Class B and Class C equal to 0.15%.

(5)

The Fund’s Board of Trustees has authorized the payment of service fees equal to 0.20%.

C-3